Exhibit (10)(l)(1)


                                                                  Execution Copy

            AMENDMENT #1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT



THIS IS AMENDMENT #1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement"), dated as of May 1, 2001, between West Pharmaceutical Services, Inc., a Pennsylvania corporation, (the "Company") and William G. Little ("Executive").

                                   Background

     The Company and Executive are parties to an Amended and Restated Employment Agreement, dated as of March 25, 2000 (the "Employment Agreement"). The Company desires to amend the Employment Agreement to change the method of calculating the amount of severance compensation payable to Executive upon Executive's termination pursuant to a Change in Control (as defined in the Employment Agreement) and the Executive agrees to accept such amendment.

                                    Agreement

     Intending to be legally bound, the parties agree as follows:

1.   Effective as of the date of this  Agreement,  the first  sentence of clause
     (ii) of Section 8.1 (a) (Determination of Severance Compensation) of the Employment Agreement is deleted in its entirety and replaced with the following:

         i) "(ii) the aggregate amount of the annual bonuses paid or payable to Employee for the three fiscal years immediately preceding a Change in Control divided by the number of fiscal years as to which such bonuses were paid or payable;"

2. Except as otherwise set forth in Paragraph 1 of this Agreement, the Employment Agreement shall remain in full force and effect in accordance with its terms.

3. This Agreement may be executed in one or more counterparts, which together shall constitute a single agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              WEST PHARMACEUTICAL SERVICES, INC.


/s/ William G. Little                         By: /s/ George R. Bennyhoff
    William G. Little                                 George R. Bennyhoff
                                                      Senior Vice President,
                                                      Human Resources